SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 28, 2004


                  MONMOUTH CAPITAL CORPORATION
      (Exact name of Registrant as specified in its charter)


     New Jersey           	811-01085      	21-0740878

 (State or other jurisdiction   (Commission   	(IRS Employer
  of incorporation)             File Number)  	 Identification
						 Number)


  3499 Route 9N, Suite 3C, Freehold, NJ      07728

 (Address of principal executive offices)  (zip code)


  Registrant's telephone number, including area code (732) 577-9996




  (Former name or former address, if changed since last report.)



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  Item 5.02 Departure of Directors or Principal Officers;
  Election of Directors; Appointment of Principal Officers.

      On September 28, 2004, the Company held its Annual Meeting of Shareholders. At the Annual Meeting, the Company's shareholders voted for the seven nominees described in the Company's proxy statement standing for election to serve for a one-year term. The Board now consists of seven directors of which three are inside directors and four are independent directors.

      Three long-time inside directors, Ernest V. Bencivenga, Samuel A. Landy, and Charles P. Kaempffer, did not stand for election. These long-time directors have served the Company
with distinction.   Under the recently adopted Sarbanes-Oxley
Act, the Board of Directors must consist of a majority of "independent" Directors. Therefore, Ernest V. Bencivenga, Charles P. Kaempffer and Samuel A. Landy did not stand for election. Each will continue to provide advice to the Company as Director Emeritus.









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                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  MONMOUTH CAPITAL CORPORATION




                                /s/    Anna T. Chew
                                ANNA T. CHEW
                                Chief Financial Officer



  Date        September 28, 2004
       __________________________

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